SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 8, 2002

HEMAGEN DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation	1-11700 (Commission File Number)	04-2869857 (IRS Employer Identification No.)

9033 Red Branch Road, Columbia, Maryland (Address of principal executive offices)	21045 Zip Code

Registrant's telephone number, including area code	(410) 740-3198

(Former name or former address, if changed since last report.)

Item 5.   Other Events.

        On March 1, 2002, the Registrant issued the press releases filed as Exhibits 99.1 and 99.3.

        Attached as Exhibit 99.2 is the letter to shareholders contained in the Registrant’s Annual Report to Shareholders for fiscal 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibit 99.1. Press Release dated March 1, 2002. Exhibit 99.2. Annual Report letter to shareholders. Exhibit 99.3. Press Release dated March 8, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2002	HEMAGEN DIAGNOSTICS, INC. /s/William P. Hales William P. Hales President